Financial Risk Management - Summary of Ratio of the Shareholders' Equity to Total Liabilities (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2017 MXN ($)	Dec. 31, 2016 MXN ($)	Dec. 31, 2015 MXN ($)
Disclosure Of Financial Instruments [Abstract]
Stockholders' equity -controlling interest	$ 21,028,215	$ 21,333,015	$ 21,273,951
Total liabilities	$ 17,440,763	$ 13,646,893	$ 9,317,356
Ratio of total stockholders' equity to liabilities	1.2	1.6	2.3